                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                February 24, 2000
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)


                              Puma Technology, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)


       0-21709                                         77-0349154
----------------------------             ---------------------------------------
 (Commission File No.)                      (IRS Employer Identification Number)


                          2550 North First Street, #500
                           San Jose, California 95131
             ------------------------------------------------------

                                 (408) 321-7650
             ------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On February 24, 2000, Puma Technology, Inc., a Delaware corporation ("Puma") closed its merger with NetMind Technologies, Inc., a California corporation ("NetMind"), following a vote by the shareholders of NetMind to approve the merger and of Puma to approve the issuance of up to 5,000,000 shares of Puma common stock in the merger.

         Pursuant to an Agreement and Plan of Merger and Reorganization (the "Reorganization Agreement") dated December 8, 1999, by and among Puma, NetMind and Rocket Kitty Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Puma ("Rocket Kitty"), Rocket Kitty merged with and into NetMind with NetMind surviving as a wholly-owned subsidiary of Puma. Pursuant to the terms of the Reorganization Agreement, each outstanding share of the common stock, series a preferred stock and series b preferred stock of NetMind has been converted into the right to receive 0.3990664, 0.4089541 and
0.4170840 shares of the common stock of Puma, respectively.

         In addition, each option to purchase shares of common stock of NetMind outstanding immediately prior to the effective time of the merger has been converted into an option purchase 0.3990664 shares of the common stock of Puma. Each warrant to purchase shares of common stock of NetMind outstanding immediately prior to the effective time of the merger has been converted into a warrant to purchase 0.3990664 shares of the common stock of Puma and each warrant to purchase shares of series a preferred stock of NetMind outstanding immediately prior to the effective time of the merger has been converted into a warrant to purchase 0.4089541 shares of the common stock of Puma.

         The information that is set forth in the Puma's Press Release dated February 24, 2000 is incorporated herein by reference.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of Business Acquired

              The balance sheets of NetMind at December 31, 1998 and 1997 and the statements of operations, stockholders' equity and cash flows of NetMind for each of the three years in the three-year period ended December 31, 1998, including the report of independent auditors thereon, included in Puma's Registration Statement on Form S-4 (No. 333-94657) filed with the Securities and Exchange Commission on January 14, 2000, as amended by Amendment No. 1 thereto filed with the Commission on January 27, 2000 are incorporated herein by reference.

              The unaudited balance sheet of NetMind at September 30, 1999 and the statements of operations and cash flows of NetMind for the nine months ended September 30, 1999 and 1998 included in Puma's Registration Statement on Form S-4 (No. 333-94657) filed with the Securities and Exchange Commission on January 14, 2000, as amended by Amendment No. 1 thereto filed with the Commission on January 27, 2000 are incorporated herein by reference.

         (b)  Pro Forma Financial Information

              The pro forma condensed combined financial data of Puma and NetMind are incorporated by reference from Puma's Registration Statement on Form S-4 (No. 333-94657) filed with the Securities and Exchange Commission on January 14, 2000, as amended by Amendment No. 1 thereto filed with the Commission on January 27, 2000 are incorporated herein by reference.

         (c)  Exhibits

              99.1 Press Release dated February 24, 2000, regarding the closing of the acquisition of NetMind.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Puma has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 24, 2000                     PUMA TECHNOLOGY, INC.



                                             By:      /s/ Kelly J. Hicks
                                                --------------------------------

                                             Name:     Kelly J. Hicks
                                                  ------------------------------

                                             Title: Vice-President of Operations
                                                   -----------------------------
                                                    & Chief Financial Officer
                                                   -----------------------------


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                                INDEX TO EXHIBITS


 EXHIBIT
  NUMBER                            DESCRIPTION
--------         ---------------------------------------------------------------
   99.1          Press Release dated February 24, 2000, regarding the closing of the acquisition of NetMind.


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